                                                                   EXHIBIT 19.2

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     SALLIE MAE STUDENT LOAN TRUST 1995-1

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the year then ended.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     SALLIE MAE STUDENT LOAN TRUST 1996-1

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the year then ended.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1996-2

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the year then ended.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1996-3

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the year then ended.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1996-4

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the year then ended.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-1

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1, as of December 31, 1997, and for the period March 20, 1997 through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period March 20, 1997 through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the period March 20, 1997, through December 31, 1997.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-2

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2, as of December 31, 1997, and for the period June 18, 1997, through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period June 18, 1997, through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the period June 18, 1997, through December 31, 1997.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-3

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3, as of December 31, 1997, and for the period September 11, 1997, through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period September 11, 1997, through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the period September 11, 1997, through December 31, 1997.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-4

  We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4, as of December 31, 1997, and for the period November 12, 1997, through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period November 12, 1997, through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

                REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

  I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

  On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997, and for the period November 12, 1997, through December 31, 1997.

March 26, 1998

                                                 /s/ John F. Wallerstedt

                                                   John F. Wallerstedt
                                              Vice President and Treasurer
                                            Sallie Mae Servicing Corporation

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     SALLIE MAE STUDENT LOAN TRUST 1995-1

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the year then ended.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     SALLIE MAE STUDENT LOAN TRUST 1996-1

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the year then ended.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1996-2

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the year then ended.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1996-3

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the year then ended.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1996-4

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4, as of December 31, 1997, and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the year then ended, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the year then ended.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-1

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1, as of December 31, 1997, and for the period March 20, 1997 through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period March 20, 1997 through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the period March 20, 1997 through December 31, 1997.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-2

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2, as of December 31, 1997, and for the period June 18, 1997 through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period June 18, 1997 through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of the management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C,
3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the period June 18, 1997 through December 31, 1997.

March 26, 1998

                                                   /s/ J. Lance Franke
                                          -------------------------------------
                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-3

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C,
2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3, as of December 31, 1997, and for the period September 11, 1997 through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period September 11, 1997 through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the period September 11, 1997 through December 31, 1997.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

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

March 26, 1998

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

      and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

      and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                         SLM STUDENT LOAN TRUST 1997-4

  We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.A, 2.7.B, 2.8.B.1,
3.1.B, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4, as of December 31, 1997, and for the period November 12, 1997 through December 31, 1997, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

  Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

  In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above as of December 31, 1997, and for the period November 12, 1997 through December 31, 1997, is fairly stated, in all material respects.

  This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                          Very truly yours,

                                          /s/ Arthur Andersen LLP

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

              REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

  I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.A, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A, 3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreements.

  We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1997 and for the period November 12, 1997 through December 31, 1997.

March 26, 1998

                                                   /s/ J. Lance Franke

                                                     J. Lance Franke
                                                    Authorized Agent
                                           Student Loan Marketing Association

                                      63